Exhibit 99.1

PetIQ, Inc. Closes Acquisition of Capstar® Portfolio of Products

Accretive, Strategic Transaction Adds High-margin Sales and Enhances Product Manufacturing

EAGLE, Idaho – August 3, 2020 – PetIQ, Inc. (“PetIQ” or the “Company”) (Nasdaq: PETQ), a leading pet medication and wellness company today announced the closing of the acquisition of the Capstar® portfolio of products, effective July 31, 2020.  Capstar® is the #1 oral over-the-counter (“OTC”) flea treatment product in the United States.

“We are excited to complete this transaction and believe Capstar’s® highly profitable product offering fits perfectly with PetIQ’s product offerings.  This further advances our leadership position in helping pet parents find affordable animal health products for their pets,” stated Cord Christensen, PetIQ’s Chairman and CEO.  “In a dynamic operating environment, we are very pleased that Capstar® has generated strong results year to date, increasing our confidence in its accretive growth opportunities and long-term value creation.”

The Capstar portfolio is comprised of seven SKUs, including three private label SKUs which are sold under the Capaction® brand.  Capstar® is an oral tablet for the treatment of flea infestations on dogs, puppies, cats and kittens and is currently the best-selling oral OTC flea treatment product in the United States.  Additionally, Capstar® is the only oral OTC product for cats in the market today.

About PetIQ

PetIQ is a leading pet medication and wellness company delivering a smarter way for pet parents to help their pets live their best lives through convenient access to affordable veterinary products and services.  The company engages with customers through more than 60,000 points of distribution across retail and e-commerce channels with its branded distributed medications, which is further supported by its own world-class medications manufacturing facility in Omaha, Nebraska.  The company’s national service platform, VIP Petcare, operates in over 3,400 retail partner locations in 41 states providing cost effective and convenient veterinary wellness services.  PetIQ believes that pets are an important part of the family and deserve the best products and care we can give them.  For more information, visit www.PetIQ.com.

Forward Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, such as statements about our plans, objectives, expectations, assumptions or future events. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "estimate," "plan," "project," "continuing," "ongoing," "expect," "believe," "intend," "may," "will," "should," "could" and similar expressions.  Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from any future results, performances, or achievements expressed or implied by the forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to, the impact of COVID-19 on our business and the global economy; our ability to successfully grow our business through acquisitions; our dependency on a limited number of customers; our ability to implement our growth strategy effectively; disruptions in our manufacturing and distribution chains; competition from veterinarians and others in our industry; reputational damage to our brands; economic trends and spending on pets; the effectiveness of our marketing and trade promotion programs; recalls or withdrawals of our products or product liability claims; our ability to manage our manufacturing and supply chain effectively; disruptions in our manufacturing and distribution chains; our ability to introduce new products and improve existing products; our failure to protect our intellectual property; costs associated with governmental regulation; our ability to keep and retain key employees; our ability to sustain profitability; and the risks set forth under the “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and other reports filed from time to time with the Securities and Exchange Commission.

Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition or operating results.  The forward-looking statements speak only as of the date on which they are made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Consequently, you should not place undue reliance on forward-looking statements.

CONTACT:

Investor Relations Contact:	Media Relations Contact:
ICR Jeff Sonnek 646-277-1263 jeff.sonnek@icrinc.com	ICR Cory Ziskind 646-277-1232 cory.ziskind@icrinc.com